EXHIBIT 24

EDGE PETROLEUM CORPORATION
POWER OF ATTORNEY

WHEREAS, EDGE PETROLEUM CORPORATION, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more Registration Statement(s) on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the “Registration Statement”), in connection with the Incentive Plan of Edge Petroleum Corporation;

NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Robert Thomas and Michael G. Long, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both of the Company, the Registration Statement and any and all amendments to the Registration Statement, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of August, 2006.

By:	/s/ Thurmon M. Andress
Name:	Thurmon M. Andress
Title:	Director

EDGE PETROLEUM CORPORATION
POWER OF ATTORNEY

WHEREAS, EDGE PETROLEUM CORPORATION, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more Registration Statement(s) on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the “Registration Statement”), in connection with the Incentive Plan of Edge Petroleum Corporation;

NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Robert Thomas and Michael G. Long, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both of the Company, the Registration Statement and any and all amendments to the Registration Statement, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of August, 2006.

By:	/s/ John W. Elias
Name:	John W. Elias
Title:	Chief Executive Officer, President and
Chairman of the Board of Directors

EDGE PETROLEUM CORPORATION
POWER OF ATTORNEY

WHEREAS, EDGE PETROLEUM CORPORATION, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more Registration Statement(s) on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the “Registration Statement”), in connection with the Incentive Plan of Edge Petroleum Corporation;

NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Robert Thomas and Michael G. Long, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both of the Company, the Registration Statement and any and all amendments to the Registration Statement, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of August, 2006.

By:	/s/ John Sfondrini
Name:	John Sfondrini
Title:	Director

EDGE PETROLEUM CORPORATION
POWER OF ATTORNEY

WHEREAS, EDGE PETROLEUM CORPORATION, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more Registration Statement(s) on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the “Registration Statement”), in connection with the Incentive Plan of Edge Petroleum Corporation;

NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Robert Thomas and Michael G. Long, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both of the Company, the Registration Statement and any and all amendments to the Registration Statement, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of August, 2006.

By:	/s/ Stanley S. Raphael
Name:	Stanley S. Raphael
Title:	Director

EDGE PETROLEUM CORPORATION
POWER OF ATTORNEY

WHEREAS, EDGE PETROLEUM CORPORATION, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more Registration Statement(s) on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the “Registration Statement”), in connection with the Incentive Plan of Edge Petroleum Corporation;

NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Robert Thomas and Michael G. Long, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both of the Company, the Registration Statement and any and all amendments to the Registration Statement, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of August, 2006.

By:	/s/ Robert W. Shower
Name:	Robert W. Shower
Title:	Director

EDGE PETROLEUM CORPORATION
POWER OF ATTORNEY

WHEREAS, EDGE PETROLEUM CORPORATION, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more Registration Statement(s) on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the “Registration Statement”), in connection with the Incentive Plan of Edge Petroleum Corporation;

NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Robert Thomas and Michael G. Long, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both of the Company, the Registration Statement and any and all amendments to the Registration Statement, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of August, 2006.

By:	/s/ David F. Work
Name:	David F. Work
Title:	Director

EDGE PETROLEUM CORPORATION
POWER OF ATTORNEY

WHEREAS, EDGE PETROLEUM CORPORATION, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more Registration Statement(s) on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the “Registration Statement”), in connection with the Incentive Plan of Edge Petroleum Corporation;

NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Robert Thomas and Michael G. Long, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both of the Company, the Registration Statement and any and all amendments to the Registration Statement, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of August, 2006.

By:	/s/ Vincent S. Andrews
Name:	Vincent S. Andrews
Title:	Director

EDGE PETROLEUM CORPORATION
POWER OF ATTORNEY

WHEREAS, EDGE PETROLEUM CORPORATION, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more Registration Statement(s) on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the “Registration Statement”), in connection with the Incentive Plan of Edge Petroleum Corporation;

NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Robert Thomas and Michael G. Long, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both of the Company, the Registration Statement and any and all amendments to the Registration Statement, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of August, 2006.

By:	/s/ Jonathan M. Clarkson
Name:	Jonathan M. Clarkson
Title:	Director

EDGE PETROLEUM CORPORATION
POWER OF ATTORNEY

WHEREAS, EDGE PETROLEUM CORPORATION, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more Registration Statement(s) on Form S-8, together with any and all exhibits and other documents having relation to said Registration Statement(s) (collectively, the “Registration Statement”), in connection with the Incentive Plan of Edge Petroleum Corporation;

NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Robert Thomas and Michael G. Long, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both of the Company, the Registration Statement and any and all amendments to the Registration Statement, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 2nd day of August, 2006.

By:	/s/ Michael A. Creel
Name:	Michael A. Creel
Title:	Director